Agilent/NVE OEM Purchase Agreement
                                                                Amendment No. 1
                                                               October 18, 2002

                                  AMENDMENT TO
                             OEM PURCHASE AGREEMENT

THIS AMENDMENT ("AMENDMENT") TO OEM PURCHASE AGREEMENT BY AND BETWEEN AGILENT TECHNOLOGIES, INC. AND NVE CORPORATION ("AGREEMENT") IS EXECUTED BY AND BETWEEN AGILENT TECHNOLOGIES, INC. AND NVE CORPORATION AND IS MADE EFFECTIVE AS OF OCTOBER 18, 2002.
WHEREAS, the parties desire to amend the Agreement as set forth in this Amendment.
NOW, THEREFORE, in consideration of the background set forth above and for the mutual promises and covenants contained in this Amendment and for other good and valuable consideration, the parties agree as follows:

1.   Section 4.1.a. of the Agreement is hereby amended to read as follows:

"No later than seven (7) days after the execution of this Agreement, Agilent shall pay to Supplier an initial $500,000 NRE. By November 15, 2002 Agilent shall pay NVE additional NRE of $250,000, and by February 15, 2003, Agilent shall pay NVE NRE of an additional $250,000."

2. The conditions of Section 4.1.b. are considered to be met as of the date of this amendment for the purposes of the Agreement.

3. Exhibit B is hereby amended so that the column headers in the table listing OEM Product prices and the timeline for price reductions for each such product will read S+18 (18 months after the signing of the Agreement) rather than S+12 (12 months after the signing).

4. Section 1.3 of the Agreement is hereby amended so that the Term of the Agreement will continue for five (5) years and nine (9) months from the Commencement Date.

5. Except as expressly amended above, all other terms, covenants and conditions of the Agreement will continue in full force and effect without
change or modification.   All capitalized terms used in this Amendment, but not
otherwise defined in this Amendment, will have the meaning assigned to them in the Agreement.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties to this Amendment have caused this instrument to be executed by their respective duly authorized representatives as of the day and year set forth above.

AGILENT TECHNOLOGIES, INC.                            NVE CORPORATION

BY: /s/ Tan Bian Ee                                   BY: /s/ Daniel Baker

Printed Name: Tan Bian Ee                             Printed Name: Daniel Baker

Title: President, Agilent Singapore & Malasia         Title: President & CEO